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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 29, 2004



                            JOURNAL REGISTER COMPANY
              ____________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                   1-12955                 22-3498615
 ___________________________   _____________________    __________________
(State or Other Jurisdiction   Commission File Number     (I.R.S. Employer
      of Incorporation)                                 Identification No.)




                              50 West State Street
                         Trenton, New Jersey 08608-1298
          (Address of Principal Executive Offices, Including Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
           ___________________________________________________________
           Former Name or Former Address, if Changed Since Last Report



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Item 7.  Financial Statements and Exhibits

        (c)     Exhibits.

           99.1 Text of press release issued by Journal Register Company, dated January 29, 2004, titled "Journal Register Company Announces Fourth Quarter and Full Year 2003 Results"

Item 12.  Results of Operations and Financial Condition

On January 29, 2004, Journal Register Company announced its consolidated results of operations for the fiscal quarter and fiscal year ended December 28, 2003. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 JOURNAL REGISTER COMPANY


Date:  January 30, 2004                     By:  /s/ Jean B. Clifton
                                                 _______________________________
                                                 Jean B. Clifton
                                                 Executive Vice President
                                                 and Chief Financial Officer



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                                  Exhibit Index
                                  _____________


Exhibit Description
___________________

99.1 Text of press release issued by Journal Register Company, dated January 29, 2004, titled "Journal Register Company Announces Fourth Quarter and Full Year 2003 Results"